                                                                      EXHIBIT 21

                      Delphi Automotive Systems Corporation
                  Consolidated Direct and Indirect Subsidiaries
                             as of December 31, 2000



Subsidiaries                                                                                       Jurisdiction of Incorporation
---------------------------------------------------------------------------------------------------------------------------------
DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC. .........................................................       Delaware
DELPHI FOREIGN SALES CORPORATION ......................................................................... Virgin Islands
DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC.............................................................       Delaware
DELPHI AUTOMOTIVE SYSTEMS LLC.............................................................................       Delaware
       Arabian Financing Company .........................................................................       Delaware
       Delco Electronics Corporation .....................................................................       Delaware
             Delco Electronics International, Inc.........................................................       Delaware
                  Shanghai Delco Electronics & Instrumentation Co., Ltd.#.................................          China
                  Delphi Delco Electronic Systems Suzhou Co., Ltd. .......................................          China
                  Delphi Delco Electronics Europe GmbH ...................................................        Germany
                      FUBA Automotive GmbH & Co. KG*......................................................        Germany
              Delco Electronics Overseas Corporation .....................................................       Delaware
              Delphi Automotive Systems Singapore Pte Ltd. ...............................................      Singapore
              Delphi Delco Electronics de Mexico, S.A. de C.V.*...........................................         Mexico
              Delphi Technologies, Inc. ..................................................................       Delaware
              Famar do Brasil Comerico e Representacao Ltda.#.............................................         Brazil
              Holdcar S.A. ...............................................................................      Argentina
                    Electrotecnica Famar S.A.C.I.I.E.#....................................................      Argentina
                    Famar Fueguina, S.A.#.................................................................      Argentina
              Hughes Power Products, Inc. ................................................................       Delaware
              Mecel AB....................................................................................         Sweden
       Delphi-A Land, Inc. ...............................................................................       Delaware
       Delphi Automotive Systems - Ashimori LLC#..........................................................       Michigan
       Delphi Automotive Systems Risk Management Corp.....................................................       Delaware
       Delphi Automotive Systems Services LLC ............................................................       Delaware
       Delphi Automotive Systems Tennessee, Inc. .........................................................       Delaware
       Delphi Battery Corporation ........................................................................       Michigan
       Delphi Diesel Systems Corp.........................................................................       Delaware
       Delphi-E Land (West), Inc. ........................................................................       Delaware
       Delphi-E Land (East), Inc. ........................................................................       Delaware
       Delphi Land Holding Inc. ..........................................................................       Delaware
       DREAL, Inc.   .....................................................................................       Delaware
       Exhaust Systems Corporation .......................................................................       Delaware
              ASEC Manufacturing General Partnership* ....................................................       Delaware
                  AS Catalizadores Ambientales S.A. de C.V.* .............................................         Mexico
                  ASEC Manufacturing & Sales S.A.S.* .....................................................         France
                      ASEC Manufacturing & Sales GmbH ....................................................        Germany
                  ASEC Manufacturing (Thailand) Ltd.+ ....................................................       Thailand
                  ASEC - Mauritius Private Limited .......................................................      Mauritius
                      ASEC Private Limited ...............................................................          India
              ASEC Sales General Partnership*.............................................................       Delaware
              Environmental Catalysts, LLC ...............................................................       Delaware
       M Technologies Corporation.........................................................................       Delaware
       Packard Hughes Interconnect Company ...............................................................       Delaware
              Packard Hughes Interconnect Connection Systems .............................................     California
                  Packard Hughes Interconnect Mexico*.....................................................         Mexico
              Packard Hughes Interconnect Engineering Services ...........................................       Delaware
              Packard Hughes Interconnect Wiring Systems .................................................     California
       SM 5105 LLC.        ...............................................................................       Delaware
DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC. ................................................................       Delaware





*- Shares of this subsidiary are owned by more than one Delphi company
#- Joint Venture
+- Additional minority interest in this subsidiary is owned by non-Delphi affiliates

                      Delphi Automotive Systems Corporation
                  Consolidated Direct and Indirect Subsidiaries
                             as of December 31, 2000





       Aftermarket Acquisition S.A.S. ....................................................................         France
              Delphi Lockheed Automotive S.A. ............................................................         France
       Arabian Battery Holding Company ...................................................................       Delaware
       ASEC Manufacturing & Sales (Proprietary) Limited ..................................................   South Africa
       Automotive Battery Manufacturing, Inc. ............................................................       Delaware
              Empresas Ca-Le de Tlaxcala, S.A. de C.V. *..................................................         Mexico
       Battery Technology Services, Inc. .................................................................       Delaware
       Closed Joint Stock Company PES/SCC#................................................................         Russia
       Delphi Automotive Systems Australia Ltd. ..........................................................      Australia
       Delphi Automotive Systems China, Inc. .............................................................       Delaware
              Beijing Delphi Wan Yuan Engine Management Systems Company, Limited.#........................          China
              Beijing Delphi Automotive Systems Technology Development Company, Limited. .................          China
              Delphi Automotive Systems (China) Holding Company Limited...................................          China
                    Shanghai-Delphi Automotive Door Latch and Security Systems Co., Ltd.#.................          China
                    Shanghai Delphi Emission Control Systems Company, Ltd.#...............................          China
                    Shanghai Delphi International Battery Co., Ltd.#......................................          China
                    Delphi Packard Electric Bai Cheng, Limited ...........................................          China
              Delphi Packard Electric (Guangzhou) Co., Ltd................................................          China
              Delphi Packard Electric Shanghai Co., Ltd.#.................................................          China
              Delphi Saginaw Lingyun Drive Shaft Co., Ltd.#...............................................          China
              Delphi Shanghai Steering and Chassis Systems Co., Ltd. .....................................          China
              Hubei Delphi Automotive Generator Co., Ltd.#................................................          China
              Saginaw Zhejiang Xiaoshan Steering Gear Co., Ltd.#..........................................          China
              Tianjin Delphi Suspension Systems Company Ltd.#.............................................          China
       Delphi Automotive Systems Deutschland GmbH ........................................................        Germany
              Unterstuetzungsgesellschaft der Kabelwerke Reinshagen GmbH .................................        Germany
       Delphi Automotive Systems Deutschland Verwaltungs GmbH ............................................        Germany
       Delphi Automotive Systems do Brasil Ltda.* ........................................................         Brazil
              Noteco Comercio e Participacoes Ltda.* .....................................................         Brazil
       Delphi Automotive Systems Espana, S.A. ............................................................          Spain
       Delphi Automotive Systems France, S.A.S.* .........................................................         France
              Delphi Automotive Systems Luxembourg S.A.*..................................................     Luxembourg
              Delphi Calsonic Compressors, S.A.S.#........................................................         France
              Delphi Diesel Systems France S.A.S. ........................................................         France
                    Delphi Diesel Systems Automotive SL ..................................................          Spain
                           Delphi Diesel Distribucion S.L. ...............................................          Spain
                           Delphi Diesel Systems S.L. ....................................................          Spain
                    Delphi Diesel Systems Korea Ltd.#.....................................................          Korea
              Delphi Harrison Calsonic, S.A. + ...........................................................         France
              Delphi Italia Service Center S.r.l.* .......................................................          Italy
              Diavia S.r.l. ..............................................................................          Italy
                  Delphi Italia Automotive Systems S.r.l.*................................................          Italy
              Societe Francaise des Amortisseurs de Carbon S.A.+..........................................         France
              Texton, S.A.+  .............................................................................         France
       Delphi Automotive Systems Holding GmbH ............................................................        Austria
              Delphi Automotive Systems Vienna GmbH ......................................................        Austria
       Delphi Automotive Systems (Hungary) Holding Limited Liability Company* ............................        Hungary
              Delphi-Calsonic Hungary Manufacturing Limited Liability Company ............................        Hungary
       Delphi Automotive Systems International, Inc. .....................................................       Delaware
       Delphi Automotive Systems Japan, Ltd. .............................................................          Japan
       Delphi Automotive Systems Korea, Inc. .............................................................       Delaware



*- Shares of this subsidiary are owned by more than one Delphi company
#- Joint Venture
+- Additional minority interest in this subsidiary is owned by non-Delphi affiliates

                      Delphi Automotive Systems Corporation
                  Consolidated Direct and Indirect Subsidiaries
                             as of December 31, 2000


       Delphi Automotive Systems Ltd.+ ................................................................             India
       Delphi Automotive Systems (M) Sdn Bhd ..........................................................          Malaysia
       Delphi Automotive Systems Maroc + ..............................................................           Morocco
       Delphi Automotive Systems (Netherlands) B.V. ...................................................       Netherlands
       Delphi Automotive Systems Overseas Corporation .................................................          Delaware
       Delphi Automotive Systems Philippines, Inc. ....................................................       Philippines
       Delphi Automotive Systems Poland Sp.z.o.o. .....................................................            Poland
       Delphi Automotive Systems - Portugal Sociedade Unipessoal, Lda. ................................          Portugal
       Delphi Automotive Systems Sungwoo Corporation* .................................................             Korea
       Delphi Automotive Systems Sweden AB ............................................................            Sweden
       Delphi Automotive Systems Thailand, Inc. .......................................................          Delaware
               Delphi Automotive Systems (Thailand) Ltd.+..............................................          Thailand
       Delphi Automotive Systems UK Limited ........................................................... England and Wales
              Delco Electronics Overseas Corporation Pension Trustees Limited .........................    United Kingdom
              Delphi Lockheed Automotive Limited ...................................................... England and Wales
       Delphi Canada Inc.  ............................................................................            Canada
       Delphi Chassis Systems Krosno S.A.#.............................................................            Poland
       Delphi Controladora, S.A. de C.V.* .............................................................            Mexico
              Centro Tecnico Herramental, S.A. de C.V.* ...............................................            Mexico
              Controladora Mexicana de Autopartes, S.A. de C.V.*.......................................            Mexico
                  Controladora Chihuahuense, S.A. de C.V.* ............................................            Mexico
                      Delphi Sistemas de Energia, S.A. de C.V.* .......................................            Mexico
                  Controladora de Alambrados y Circuitos, S.A, de C.V.*................................            Mexico
                      Alambrados y Circuitos Electricos, S.A. de C.V.*.................................            Mexico
                  Controladora de Rio Bravo, S.A. de C.V.* ............................................            Mexico
                      Rio Bravo Electricos, S.A. de C.V.* .............................................            Mexico
                  Controladora Vesfron, S.A. de C.V.* .................................................            Mexico
              Delphi Administracion, S.A. de C.V.* ....................................................            Mexico
              Delphi Alambrados Automotrices, S.A. de C.V.*............................................            Mexico
              Delphi Automotive Systems, S.A. de C.V.* ................................................            Mexico
              Delphi Cableados, S.A. de C.V.* .........................................................            Mexico
              Delphi Interior Systems de Mexico, S.A. de C.V.* ........................................            Mexico
              Delphi de Mexico, S.A. de C.V.* .........................................................            Mexico
              Delphi Diesel Systems Corporativo IDSA, S.A. de C.V.* ...................................            Mexico
                    Delphi Diesel Body Systems Mexico, S.A. de C.V.*...................................            Mexico
                    Delphi Diesel Systems, S.A. de C.V.* ..............................................            Mexico
              Delphi Diesel Systems Service Mexico, S.A. de C.V. ......................................            Mexico
              Delphi Ensamble de Cables y Componentes, S. de R.L. de C.V.* ............................            Mexico
              Productos Delco de Chihuahua, S.A. de C.V.* .............................................            Mexico
              Sistemas Electricos y Conmutadores, S.A. de C.V.*........................................            Mexico
       Delphi Corporation  ............................................................................          Delaware
       Delphi Diesel Systems do Brasil Ltda.*..........................................................            Brazil
       Delphi Diesel Systems Limited ..................................................................    United Kingdom
       Delphi Diesel Systems Pakistan (Private) Limited*...............................................          Pakistan
       Delphi International Services, Inc. ............................................................          Delaware
       Delphi Packard Austria GmbH ....................................................................           Austria
              Delphi Packard Hungary Kft. .............................................................           Hungary
              Reinshagen Tournai S.A...................................................................           Belgium
       Delphi Packard Electric Ceska Republika, S.R.O. ................................................    Czech Republic
              Blaimer 2, S.R.O. .......................................................................    Czech Republic
       Delphi Packard Electric (Malaysia) Sdn. Bhd.#...................................................          Malaysia



*- Shares of this subsidiary are owned by more than one Delphi company
#- Joint Venture
+- Additional minority interest in this subsidiary is owned by non-Delphi affiliates

                      Delphi Automotive Systems Corporation
                  Consolidated Direct and Indirect Subsidiaries
                             as of December 31, 2000


       Delphi Packard Electric Sielin Argentina S.A.* .................................................         Argentina
       Delphi Packard Electrik Sistemleri Limited Sirketi*.............................................            Turkey
       Delphi Packard Espana, S.A. ....................................................................             Spain
       Delphi Packard Romania SRL* ....................................................................           Romania
       Delphi Polska Automotive Systems Sp.z.o.o. .....................................................            Poland
       Delphi Saginaw Steering Systems UK Limited .....................................................   England & Wales
       Delphi Tychy Sp.z.o.o. .........................................................................            Poland
       P.T. Delphi Automotive Systems Indonesia*  .....................................................         Indonesia








































*- Shares of this subsidiary are owned by more than one Delphi company
#- Joint Venture
+- Additional minority interest in this subsidiary is owned by non-Delphi affiliates